Exhibit 99.1

HCC INSURANCE HOLDINGS REPORTS STRONG

THIRD QUARTER EARNINGS AND RECORD EARNINGS PER SHARE FOR THE FIRST NINE MONTHS OF 2013

Third Quarter 2013 Highlights and Updated 2013 Guidance:

•                  Net earnings of $98.2 million, or $0.98 per diluted share

•                  GAAP combined ratio of 83.5%

•                  Pretax net catastrophe losses of $17.9 million

•                  Annualized return on equity of 11.1%

•                  Annualized operating return on equity(a) of 10.8%

•                  Updated net earnings guidance for 2013 of $3.70 to $3.80 per diluted share

HOUSTON (October 29, 2013) . . .

HCC Insurance Holdings, Inc. (NYSE: HCC) today released results for its third quarter ended September 30, 2013.

Net earnings were $98.2 million, or $0.98 per diluted share, for the third quarter of 2013, compared to $107.1 million, or $1.05 per diluted share, for the third quarter of 2012.  Net earnings were $292.2 million for the first nine months of 2013, or $2.90 per diluted share, compared to $283.1 million, or $2.76 per diluted share, for the same period of 2012.

The 2013 results included accident year pretax net catastrophe losses of $17.9 million and $44.5 million for the third quarter and first nine months, respectively, which reduced net earnings by $0.12 and $0.29 per share for the respective periods.  The 2012 results included catastrophe losses of $8.0 million and $20.3 million for the third quarter and first nine months, respectively, which reduced net earnings by $0.05 and $0.13 per share for the respective periods.

The Company’s combined ratio was 83.5% for the third quarter of 2013, compared to 79.1% for the third quarter of 2012.  The combined ratio was 84.1% for the first nine months of 2013, versus 83.3% for the same period of 2012.  HCC’s net paid loss ratio was 52.6% for the first nine months of 2013, compared to 56.3% for the same period of 2012.

“Our combined ratio remains below 85% for the year, and our businesses are performing at or above our expectations.  We continue on a record pace for the year after a very strong 2012,” said Christopher J.B. Williams, HCC’s Chief Executive Officer.

HCC had net favorable loss development of $27.8 million in the third quarter of 2013, compared to $34.6 million in the same quarter of 2012, and $39.6 million in the first nine months of 2013, versus $34.6 million in the same period of 2012.  The net favorable development in 2013 includes strengthening of reserves in the International Surety & Credit line of business to address a recent Spanish Supreme Court ruling.

Gross written premium increased 2% to $678.9 million for the third quarter of 2013, compared to $665.8 million for the same quarter of 2012.  Net written premium decreased 2% to $521.7 million for the third quarter of 2013, versus $530.3 million for the same quarter of 2012.  Net earned premium decreased 1% to $556.7 million for the third quarter of 2013, compared to $563.7 million for the same quarter of 2012.

For the first nine months of 2013, compared to the same period of 2012, gross written premium increased 3% to $2.2 billion; net written premium was flat at $1.7 billion; and net earned premium was flat at $1.7 billion.

Investment income was $54.2 million in the third quarter of 2013, compared to $56.3 million in the same period of 2012, and $165.6 million in the first nine months of 2013, compared to $166.6 million in the same period of 2012.  As of September 30, 2013, HCC’s fixed maturity securities portfolio had an average rating of AA, with a duration of 5.5 years and an average long-term tax equivalent yield of 4.5%.

HCC generated cash flow from operations of $271.4 million in the first nine months of 2013, compared to $496.0 million in the same period of 2012.  Cash flow for 2013 was decreased by $127.9 million of U.S. Surety collateral repayments, whereas cash flow for 2012 was increased by $81.0 million of U.S. Surety collateral receipts.  At September 30, 2013, the Company had $284.2 million of cash and short-term investments and $239.1 million of available capacity under its $600.0 million revolving loan facility.

As of September 30, 2013, total assets were $10.4 billion, shareholders’ equity was $3.6 billion and the Company’s debt to total capital ratio was 15.4%.

UPDATED EARNINGS GUIDANCE: Based on the Company’s results through the first nine months, HCC’s management estimates the Company will achieve net earnings of $3.70 to $3.80 per diluted share for the full year of 2013.  For the fourth quarter of 2013 and consistent with the Company’s prior guidance, these estimated results assume 2.7 loss ratio points for net catastrophe losses and no provision for loss development, foreign currency fluctuation, net realized investment gains (losses) or other-than-temporary impairment credit losses.

For further information about HCC’s 2013 third quarter results, see the supplemental financial schedules that are accessible on HCC’s website at http://www.hcc.com, as well as directly in the Investor Relations section of HCC’s website at http://ir.hcc.com.

(Note: If clicking on the above links does not open in a new web page, please cut and paste the above URLs into your browser’s address bar.)

HCC will hold an open conference call beginning at 8:00 a.m. Central Daylight Time on Wednesday, October 30.  To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-0161.  There will also be a live webcast available on a

2

listen-only basis that can be accessed through the HCC website at http://www.hcc.com.  The webcast replay will be archived in the Investor Relations section of the HCC website through Friday, January 31, 2014.

Headquartered in Houston, Texas, HCC Insurance Holdings, Inc. is a leading specialty insurer with offices in the United States, the United Kingdom, Spain and Ireland.  HCC’s major domestic and international insurance companies have financial strength ratings of “AA (Very Strong)” from Standard & Poor’s Corporation, “A+ (Superior)” from A.M. Best Company, Inc., “AA (Very Strong)” from Fitch Ratings, and “A1 (Good Security)” from Moody’s Investors Service, Inc.

For more information about HCC, please visit http://www.hcc.com.

a) Non-GAAP Financial Measure

Annualized operating return on equity is a non-GAAP financial measure under Regulation G and is calculated as net earnings excluding after-tax net realized investment gain/loss, other-than-temporary impairment credit losses, and foreign currency benefit/expense (collectively, operating earnings) divided by average shareholders’ equity excluding accumulated other comprehensive income.  To annualize a quarterly rate, the result is multiplied by four.  See the supplemental financial schedules for a reconciliation of this non-GAAP financial measure to corresponding GAAP amounts.  Management believes annualized operating return on equity is a useful measure for understanding the Company’s profitability relative to shareholders’ equity before consideration of investment-related gains/losses and foreign currency benefit/expense, both of which management excludes when evaluating operating results internally.

Contact:	Doug Busker, Director of Investor Relations
HCC Insurance Holdings, Inc.
Telephone: (713) 996-1192

Forward-looking statements contained in this press release are made under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties.  The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.

*     *     *     *     *

3

HCC Insurance Holdings, Inc. and Subsidiaries

Financial Highlights

(Unaudited, in thousands except per share data)

	Nine months ended		Three months ended
	September 30,		September 30,
	2013	2012	2013	2012

Gross written premium	$2,208,561	$2,140,005	$678,913	$665,763

Net written premium	1,729,952	1,730,799	521,734	530,307

Net earned premium	1,679,210	1,676,122	556,668	563,650

Net investment income	165,641	166,642	54,208	56,342

Total revenue	1,900,274	1,873,484	636,477	631,673

Net earnings	292,187	283,139	98,175	107,062

Operating earnings*	272,050	281,746	92,492	110,928

Earnings per share (diluted)	$2.90	$2.76	$0.98	$1.05

Weighted-average shares outstanding (millions)	99.1	100.6	99.0	99.7

Net loss ratio	59.1%	57.9%	57.6%	53.9%

Combined ratio	84.1%	83.3%	83.5%	79.1%

Paid loss ratio	52.6%	56.3%	53.5%	59.2%

	September 30,	December 31,
	2013	2012

Total investments	$6,857,161	$6,950,398

Total assets	10,448,779	10,267,807

Shareholders’ equity	3,588,079	3,542,612

Debt to total capital ratio	15.4%	14.2%

Book value per share	$35.82	$35.10

*       Non-GAAP financial measure under Regulation G.  See calculation on S - 9.  Management believes operating earnings is a useful measure for understanding the Company’s profitability before consideration of investment-related gains/losses and foreign currency benefit/expense, both of which management excludes when evaluating operating results internally.

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Balance Sheets

(Unaudited, in thousands)

	September 30,	December 31,
	2013	2012
ASSETS

Investments:
Fixed maturity securities — available for sale, at fair value	$6,194,625	$6,281,781
Equity securities — available for sale, at fair value	433,345	284,639
Short-term investments	229,191	363,053
Other investments	—	20,925
Total investments	6,857,161	6,950,398
Cash	55,037	71,390
Restricted cash and securities	121,231	101,480
Premium, claims and other receivables	600,311	549,725
Reinsurance recoverables	1,215,577	1,071,222
Ceded unearned premium	301,891	256,988
Ceded life and annuity benefits	57,137	58,641
Deferred policy acquisition costs	204,740	191,960
Goodwill	894,851	885,860
Other assets	140,843	130,143

Total assets	$10,448,779	$10,267,807

LIABILITIES

Loss and loss adjustment expense payable	$4,021,847	$3,767,850
Life and annuity policy benefits	57,137	58,641
Reinsurance, premium and claims payable	315,638	294,621
Unearned premium	1,165,580	1,069,956
Deferred ceding commissions	86,804	74,609
Notes payable	654,059	583,944
Accounts payable and accrued liabilities	559,635	875,574

Total liabilities	6,860,700	6,725,195

SHAREHOLDERS’ EQUITY

Common stock	125,423	125,114
Additional paid-in capital	1,068,338	1,052,253
Retained earnings	2,992,720	2,756,166
Accumulated other comprehensive income	130,002	295,271
Treasury stock	(728,404)	(686,192)

Total shareholders’ equity	3,588,079	3,542,612

Total liabilities and shareholders’ equity	$10,448,779	$10,267,807

Consolidated Statements of Earnings

(Unaudited, in thousands except per share data)

	Nine months ended		Three months ended
	September 30,		September 30,
	2013	2012	2013	2012

REVENUE

Net earned premium	$1,679,210	$1,676,122	$556,668	$563,650
Net investment income	165,641	166,642	54,208	56,342
Other operating income	24,308	23,229	7,679	10,840
Net realized investment gain	31,115	8,519	17,922	1,472
Other-than-temporary impairment credit losses	—	(1,028)	—	(631)

Total revenue	1,900,274	1,873,484	636,477	631,673

EXPENSE

Loss and loss adjustment expense, net	992,547	969,767	320,376	304,014
Policy acquisition costs, net	203,387	211,554	65,642	67,620
Other operating expense	268,357	268,164	103,785	100,458
Interest expense	19,656	19,101	6,574	5,962

Total expense	1,483,947	1,468,586	496,377	478,054

Earnings before income tax expense	416,327	404,898	140,100	153,619
Income tax expense	124,140	121,759	41,925	46,557

Net earnings	$292,187	$283,139	$98,175	$107,062

Basic earnings per share data:
Net earnings per share	$2.91	$2.77	$0.98	$1.06

Weighted-average shares outstanding (millions)	98.9	100.3	98.7	99.4

Diluted earnings per share data:
Net earnings per share	$2.90	$2.76	$0.98	$1.05

Weighted-average shares outstanding (millions)	99.1	100.6	99.0	99.7

Cash dividends declared, per share	$0.555	$0.475	$0.225	$0.165

HCC Insurance Holdings, Inc. and Subsidiaries

Gross Written Premium

(Unaudited, in thousands)

	Nine months ended September 30,			Three months ended September 30,
	2013	2012	Change	2013	2012	Change

U.S. Property & Casualty
Aviation	$115,001	$117,300	(2)%	$39,819	$34,430	16%
E&O	41,909	46,483	(10)	13,581	14,990	(9)
Public Risk	57,757	67,066	(14)	20,652	23,821	(13)
Other	319,842	250,175	28	102,069	89,170	14
	534,509	481,024	11	176,121	162,411	8

Professional Liability
U.S. D&O	284,769	297,933	(4)	97,924	111,749	(12)
International D&O	86,415	79,943	8	26,867	20,377	32
	371,184	377,876	(2)	124,791	132,126	(6)

Accident & Health
Medical Stop-loss	610,366	583,639	5	205,327	195,665	5
Other	42,416	38,974	9	16,985	14,073	21
	652,782	622,613	5	222,312	209,738	6

U.S. Surety & Credit
Surety	125,235	121,087	3	44,908	40,325	11
Credit	44,570	45,591	(2)	13,459	15,651	(14)
	169,805	166,678	2	58,367	55,976	4

International
Energy	127,162	125,578	1	15,303	14,864	3
Property Treaty	133,578	134,527	(1)	19,583	20,672	(5)
Liability	59,992	58,293	3	19,782	18,051	10
Surety & Credit	68,186	61,759	10	21,990	18,308	20
Other	80,406	79,954	1	19,473	23,305	(16)
	469,324	460,111	2	96,131	95,200	1

Exited Lines	10,957	31,703	(65)	1,191	10,312	(88)

Totals	$2,208,561	$2,140,005	3%	$678,913	$665,763	2%

HCC Insurance Holdings, Inc. and Subsidiaries

Net Written Premium

(Unaudited, in thousands)

	Nine months ended September 30,			Three months ended September 30,
	2013	2012	Change	2013	2012	Change

U.S. Property & Casualty
Aviation	$91,540	$92,043	(1)%	$31,406	$28,638	10%
E&O	36,969	44,335	(17)	12,278	14,100	(13)
Public Risk	47,110	54,185	(13)	17,230	18,618	(7)
Other	132,274	107,303	23	38,110	38,616	(1)
	307,893	297,866	3	99,024	99,972	(1)

Professional Liability
U.S. D&O	198,452	218,794	(9)	68,874	81,968	(16)
International D&O	48,731	45,604	7	14,548	11,293	29
	247,183	264,398	(7)	83,422	93,261	(11)

Accident & Health
Medical Stop-loss	609,693	583,344	5	205,089	195,671	5
Other	42,167	38,674	9	16,903	13,976	21
	651,860	622,018	5	221,992	209,647	6

U.S. Surety & Credit
Surety	111,746	110,074	2	39,600	36,689	8
Credit	36,230	36,791	(2)	10,248	14,080	(27)
	147,976	146,865	1	49,848	50,769	(2)

International
Energy	72,949	83,353	(12)	1,829	2,340	(22)
Property Treaty	113,169	113,302	—	11,903	13,483	(12)
Liability	56,259	53,954	4	18,682	16,638	12
Surety & Credit	59,326	55,887	6	19,036	16,074	18
Other	62,365	61,693	1	14,792	18,031	(18)
	364,068	368,189	(1)	66,242	66,566	—

Exited Lines	10,972	31,463	(65)	1,206	10,092	(88)

Totals	$1,729,952	$1,730,799	—%	$521,734	$530,307	(2)%

HCC Insurance Holdings, Inc. and Subsidiaries

Net Earned Premium

(Unaudited, in thousands)

	Nine months ended September 30,			Three months ended September 30,
	2013	2012	Change	2013	2012	Change

U.S. Property & Casualty
Aviation	$84,191	$87,890	(4)%	$27,905	$29,670	(6)%
E&O	39,494	47,177	(16)	13,061	15,198	(14)
Public Risk	48,530	48,363	—	15,775	16,571	(5)
Other	104,432	82,163	27	34,943	26,302	33
	276,647	265,593	4	91,684	87,741	4

Professional Liability
U.S. D&O	229,501	252,622	(9)	75,780	81,955	(8)
International D&O	48,161	45,832	5	16,659	15,594	7
	277,662	298,454	(7)	92,439	97,549	(5)

Accident & Health
Medical Stop-loss	609,693	583,344	5	205,089	195,671	5
Other	48,302	40,733	19	17,959	13,378	34
	657,995	624,077	5	223,048	209,049	7

U.S. Surety & Credit
Surety	109,370	118,944	(8)	36,645	39,336	(7)
Credit	35,303	35,288	—	10,797	14,052	(23)
	144,673	154,232	(6)	47,442	53,388	(11)

International
Energy	62,271	61,377	1	18,814	20,488	(8)
Property Treaty	85,067	77,422	10	26,569	28,415	(6)
Liability	54,671	57,603	(5)	19,088	18,472	3
Surety & Credit	54,186	53,701	1	18,120	18,756	(3)
Other	55,066	52,200	5	18,258	19,700	(7)
	311,261	302,303	3	100,849	105,831	(5)

Exited Lines	10,972	31,463	(65)	1,206	10,092	(88)

Totals	$1,679,210	$1,676,122	—%	$556,668	$563,650	(1)%

HCC Insurance Holdings, Inc. and Subsidiaries

Net Investment Income and Unrealized Gain

(Unaudited, in thousands)

	Nine months ended		Three months ended
	September 30,		September 30,
	2013	2012	2013	2012

Sources of net investment income:

Fixed maturity securities
Taxable	$75,407	$86,548	$24,385	$28,330
Exempt from U.S. income taxes	85,063	80,163	28,988	27,291
Total fixed maturity securities	160,470	166,711	53,373	55,621
Equity securities	10,758	2,339	2,950	1,346
Short-term investments	122	397	42	295
Other	350	1,699	31	831
Total investment income	171,700	171,146	56,396	58,093
Investment expense	(6,059)	(4,504)	(2,188)	(1,751)

Net investment income	$165,641	$166,642	$54,208	$56,342

Unrealized gain on available for sale securities:

Increase (decrease) in unrealized gain for period, before tax	$(263,596)	$145,007	$(2,974)	$90,353

Unrealized gain at:

September 30, 2013	$173,099

June 30, 2013	$176,073

March 31, 2013	$397,730

December 31, 2012	$436,695

HCC Insurance Holdings, Inc. and Subsidiaries

Net Loss Ratios

(Unaudited, in thousands)

	Nine months ended		Nine months ended
	September 30, 2013		September 30, 2012
	Net earned	Loss	Net earned	Loss
	premium	ratio	premium	ratio
U.S. Property & Casualty
Aviation	$84,191	52.7%	$87,890	56.9%
E&O	39,494	42.2	47,177	74.1
Public Risk	48,530	73.2	48,363	95.9
Other	104,432	23.5	82,163	27.8
	276,647	43.8	265,593	58.0

Professional Liability
U.S. D&O	229,501	55.7	252,622	64.9
International D&O	48,161	29.3	45,832	14.5
	277,662	51.1	298,454	57.1

Accident & Health
Medical Stop-loss	609,693	75.2	583,344	73.1
Other	48,302	52.5	40,733	50.5
	657,995	73.5	624,077	71.7

U.S. Surety & Credit
Surety	109,370	21.5	118,944	24.7
Credit	35,303	24.8	35,288	37.0
	144,673	22.3	154,232	27.5

International
Energy	62,271	26.7	61,377	42.5
Property Treaty	85,067	54.6	77,422	22.0
Liability	54,671	29.2	57,603	49.5
Surety & Credit	54,186	189.4	53,701	57.7
Other	55,066	40.8	52,200	45.9
	311,261	65.6	302,303	41.9

Exited Lines	10,972	86.0	31,463	91.7

Totals	$1,679,210	59.1%	$1,676,122	57.9%

HCC Insurance Holdings, Inc. and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP

(Unaudited, in thousands)

	Nine months ended		Three months ended
	September 30,		September 30,
	2013	2012	2013	2012

Numerator:

GAAP net earnings	$292,187	$283,139	$98,175	$107,062

Exclude:
Net realized investment gain*	20,225	5,537	11,650	956
OTTI credit losses*	—	(668)	—	(410)
Foreign currency expense*	(88)	(3,476)	(5,967)	(4,412)
Total items excluded from operating earnings	20,137	1,393	5,683	(3,866)

Operating earnings	$272,050	$281,746	$92,492	$110,928

Denominator:

GAAP equity - beginning of period	$3,542,612	$3,273,982	$3,505,383	$3,343,257

Exclude - Accumulated other comprehensive income	295,271	227,659	126,119	259,776

Beginning equity, as adjusted	$3,247,341	$3,046,323	$3,379,264	$3,083,481

GAAP equity - end of period	$3,588,079	$3,504,820	$3,588,079	$3,504,820

Exclude - Accumulated other comprehensive income	130,002	318,239	130,002	318,239

Ending equity, as adjusted	$3,458,077	$3,186,581	$3,458,077	$3,186,581

Average equity, as adjusted	$3,352,709	$3,116,452	$3,418,671	$3,135,031

Annualized operating return on equity	10.8%	12.1%	10.8%	14.2%

* Net of tax, calculated using 35% statutory tax rate.